PACE MONEY MARKET
INVESTMENTS

JULY 31, 2001

ANNUAL REPORT

                                                              September 14, 2001

Dear Shareholder,

     We are deeply saddened by the tragic events that unfolded on September 11, 2001. All of us who are part of the global UBS family mourn the terrible loss of life on that day, and our heartfelt condolences are with our many friends, colleagues, neighbors, and others who have been personally affected. As a company, we are grateful for, and actively support, those engaged in the courageous and tireless rescue, relief and recovery efforts.

     We would like to assure you that we are fully operational and your account records and assets have been secure at all times. The economic and capital markets in the U.S. are fundamentally sound, and we remain committed to helping you meet your financial goals.

     These are challenging times. Our nation and economy have faced tragedy before and have demonstrated remarkable resilience. At times like these, it is important for investors to stay focused on the fundamentals of a solid, long-term investment program. We remain committed to providing sound advice toward helping investors meet their long-term investment needs.

     In this letter you will find a summary of the performance of the PACE Money Market Investments Portfolio for the fiscal year ended July 31, 2001. Please note that the commentary is not reflective of the events of September 11th.

     We appreciate the opportunity to help you achieve your financial goals. If you have questions about the PaineWebber PACE Program or about PACE Select Advisors Trust, please contact your investment professional.

Sincerely,

/s/ BRIAN M. STORMS                               /s/ BRUCE A. BURSEY

BRIAN M. STORMS                                   BRUCE A. BURSEY
President                                         Executive Vice President
Brinson Advisors, Inc.                            Investment Consulting Services
                                                  UBS PaineWebber Inc.

PACE MONEY MARKET INVESTMENTS

ADVISOR: Brinson Advisors, Inc.
PORTFOLIO MANAGER: Susan Ryan
OBJECTIVE: Current income consistent with preservation of capital and liquidity INVESTMENT PROCESS: The Portfolio is a money market mutual fund and seeks to maintain a stable price of $1.00 per share, although it may be possible to lose money by investing in this fund. The Portfolio invests in a diversified portfolio of high-quality money market instruments of governmental and private issuers. Security selection is based on the assessment of relative values and changes in market and economic conditions.

AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 7/31/01

                                                              6 MONTHS     1 YEAR      5 YEARS   SINCE INCEPTION 8/24/95
------------------------------------------------------------------------------------------------------------------------
PACE Money Market Investments
 Without PACE program fee*                                      2.25%       5.44%       5.26%             5.24%
------------------------------------------------------------------------------------------------------------------------
PACE Money Market Investments
 With PACE program fee*                                         1.48        3.87        3.69              3.67
------------------------------------------------------------------------------------------------------------------------
90-Day U.S. T-Bill Index+                                       1.99        5.02        5.07              5.10
------------------------------------------------------------------------------------------------------------------------
Lipper Money Market Funds Median                                2.08        5.13        5.03              5.04
------------------------------------------------------------------------------------------------------------------------

For PACE Money Market Investments, the 7-day current yield for the period ended July 31, 2001 was 3.60%, without PACE program fee. With the maximum PACE program fee, the 7-day current yield was 2.10%. The Portfolio's yield quotation more closely reflects the current earnings of the Portfolio than the total return quotation.

*    The maximum annual PACE program fee is 1.5% of the value of PACE assets.

+ 90-Day U.S. T-Bills are promissory notes issued by the U.S. Treasury and sold through competitive bidding, with a short-term maturity date, in this case, three months. This Index is derived from secondary market interest rates as published by the Federal Reserve Bank.

     Past performance does not predict future performance. Investment returns and yields will vary. Performance results assume reinvestment of all dividends and capital gains distributions. Total returns for periods of one year or less have not been annualized.

     Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper Median is the return of the fund that places in the middle of the peer group.

     AN INVESTMENT IN PACE MONEY MARKET INVESTMENTS IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

     COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE PORTFOLIO AND THE 90-DAY U.S. TREASURY BILL INDEX

[CHART]

                  PORTFOLIO WITHOUT     PORTFOLIO WITH PACE    90-DAY U.S.
                  PACE PROGRAM FEE         PROGRAM FEE*       T-BILL INDEX
Jul-95                 $10,000               $10,000            $10,000
Aug-95                 $10,010               $10,007            $10,000
Sep-95                 $10,055               $10,039            $10,044
Oct-95                 $10,100               $10,072            $10,088
Nov-95                 $10,144               $10,103            $10,134
Dec-95                 $10,190               $10,135            $10,177
Jan-96                 $10,234               $10,167            $10,220
Feb-96                 $10,274               $10,194            $10,261
Mar-96                 $10,316               $10,223            $10,303
Apr-96                 $10,357               $10,251            $10,345
May-96                 $10,400               $10,280            $10,389
Jun-96                 $10,442               $10,308            $10,432
Jul-96                 $10,485               $10,339            $10,477
Aug-96                 $10,529               $10,369            $10,521
Sep-96                 $10,572               $10,398            $10,565
Oct-96                 $10,616               $10,428            $10,609
Nov-96                 $10,660               $10,458            $10,653
Dec-96                 $10,704               $10,488            $10,697
Jan-97                 $10,749               $10,519            $10,742
Feb-97                 $10,790               $10,547            $10,787
Mar-97                 $10,836               $10,578            $10,833
Apr-97                 $10,882               $10,610            $10,880
May-97                 $10,930               $10,643            $10,925
Jun-97                 $10,976               $10,675            $10,970
Jul-97                 $11,025               $10,708            $11,016
Aug-97                 $11,073               $10,742            $11,064
Sep-97                 $11,121               $10,775            $11,109
Oct-97                 $11,170               $10,809            $11,155
Nov-97                 $11,218               $10,842            $11,204
Dec-97                 $11,268               $10,877            $11,252
Jan-98                 $11,319               $10,912            $11,299
Feb-98                 $11,364               $10,942            $11,347
Mar-98                 $11,414               $10,977            $11,394
Apr-98                 $11,463               $11,009            $11,441
May-98                 $11,513               $11,044            $11,489
Jun-98                 $11,562               $11,077            $11,537
Jul-98                 $11,613               $11,112            $11,585
Aug-98                 $11,664               $11,146            $11,632
Sep-98                 $11,713               $11,179            $11,676
Oct-98                 $11,761               $11,211            $11,715
Nov-98                 $11,807               $11,242            $11,758
Dec-98                 $11,856               $11,273            $11,802
Jan-99                 $11,902               $11,304            $11,844
Feb-99                 $11,944               $11,329            $11,888
Mar-99                 $11,989               $11,357            $11,932
Apr-99                 $12,033               $11,385            $11,975
May-99                 $12,080               $11,415            $12,019
Jun-99                 $12,125               $11,444            $12,065
Jul-99                 $12,174               $11,475            $12,111
Aug-99                 $12,223               $11,507            $12,158
Sep-99                 $12,269               $11,536            $12,205
Oct-99                 $12,320               $11,570            $12,254
Nov-99                 $12,372               $11,603            $12,306
Dec-99                 $12,428               $11,641            $12,359
Jan-00                 $12,484               $11,680            $12,413
Feb-00                 $12,538               $11,715            $12,470
Mar-00                 $12,596               $11,755            $12,529
Apr-00                 $12,655               $11,795            $12,588
May-00                 $12,717               $11,838            $12,648
Jun-00                 $12,780               $11,882            $12,707
Jul-00                 $12,847               $11,929            $12,772
Aug-00                 $12,914               $11,977            $12,837
Sep-00                 $12,980               $12,022            $12,902
Oct-00                 $13,048               $12,070            $12,967
Nov-00                 $13,114               $12,117            $13,033
Dec-00                 $13,183               $12,165            $13,096
Jan-01                 $13,248               $12,210            $13,152
Feb-01                 $13,303               $12,245            $13,206
Mar-01                 $13,360               $12,282            $13,255
Apr-01                 $13,412               $12,314            $13,298
May-01                 $13,460               $12,343            $13,337
Jun-01                 $13,504               $12,368            $13,376
Jul-01                 $13,546               $12,391            $13,415

     The graph depicts the performance of PACE Money Market Investments versus the 90-Day U.S. Treasury Bill Index. It is important to note that PACE Money Market Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

ADVISOR'S COMMENTS

     The fiscal year ended July 31, 2001 was extremely volatile for markets in general, as the period began with the economy still roaring and ended with a near stagnant economy and fears of a recession. For the period, the Portfolio returned 5.44% (before the deduction of the maximum PACE program fee; 3.87% after the deduction of the fee), outperforming its benchmarks, the 90-Day U.S. T-Bill Index, which returned 5.02%, and the Lipper Money Market Funds Median, which returned 5.13% for the same period.

     Six Fed Funds rate cuts in eight months by the Federal Reserve (the "Fed") dominated crowded economic headlines during the period, as the key interest rate fell a total of 2.75% to 3.75%, its lowest level in seven years. Equity markets experienced a precipitous decline during this time, with the major large-company indices suffering severe losses. Through July, the National Association of Purchasing Management's (NAPM) index of manufacturing activity had fallen 12 consecutive months, while real gross domestic product barely produced a positive number for the second quarter of 2001, registering an anemic 0.2% rate of growth.

     Other factors also figured into the economic uncertainty during the period. New unemployment claims have steadily risen in 2001, reaching a four-year high in August when the unemployment rate rose to 4.9%. Energy prices, which rose dramatically in early spring, only to come down through July, were increasing again as September approached. Business spending was down sharply, and the technology segment of the markets still seems mired in a slump. Finally, the economic uncertainty seems to have begun to take at least a small toll on consumers, as indices show less confidence than at any other time this year, while consumer spending also shrunk.

     Fixed income investments were, in contrast, a sea of tranquility in a volatile economy. These investments generally ended the last calendar year with their strongest returns in years. In 2001, yields have naturally declined in lockstep with interest rates, although investors continue to seek the relatively safe haven of fixed income investments.

     Although major questions remain about the economy's future, we believe that the economy is poised for a turnaround in which the economy should grow slowly but steadily in 2002. The NAPM's manufacturing index had its first positive showing in August, rising from 45.5 in July to 48.9. Any figure over 50 is considered above recessionary levels for manufacturers. The economy is fragile enough that the risks to an imminent recovery should be considered serious. However, the apparent readiness of the Fed to cut rates again, if necessary, and what should be the positive effects of the just-issued federal income tax rebate checks may help jump-start the economy.

*    The maximum annual PACE program fee is 1.5% of the value of PACE assets.

PACE MONEY MARKET INVESTMENTS--PORTFOLIO STATISTICS

CHARACTERISTICS*                                                7/31/01
--------------------------------------------------------------------------
Net Assets (mm)                                                  $76.7
Number of Issuers (excl. Govts)                                   30
Weighted Average Maturity                                       75 days
PORTFOLIO COMPOSITION*                                          7/31/01
--------------------------------------------------------------------------
U.S. Government Agency Obligations                                 34.5%
Commercial Paper                                                   33.7
Short-Term Corporate Obligations                                   16.6
Bank Obligations                                                   12.4
Money Market Funds                                                  3.2
Liabilities in Excess of Other Assets                              -0.4
--------------------------------------------------------------------------
Total                                                             100.0%
TOP 10 HOLDINGS (EXCLUDING U.S. GOV'T AGENCY OBLIGATIONS)*      7/31/01
--------------------------------------------------------------------------
Stellar Funding                                                     5.0%
Dexia Bank                                                          3.9
Beta Finance                                                        3.9
BellSouth                                                           3.9
Atlantis One Funding                                                3.3
Canadian Imperial                                                   3.3
Morgan Stanley Dean Witter                                          2.6
Emerson Electric                                                    2.6
CS First Boston                                                     2.6
CC (USA)                                                            2.6
--------------------------------------------------------------------------
Total                                                              33.7%

     This letter is intended to assist shareholders in understanding how the Portfolio performed during the fiscal year ended July 31, 2001, and reflects our views at the time of writing. Of course, these views may change in response to changing circumstances. We encourage you to consult your investment professional regarding your personal investment program.

* Weightings represent percentages of net assets as of July 31, 2001. The Portfolio is actively managed and its composition will vary over time.

PACE MONEY MARKET INVESTMENTS                                      JULY 31, 2001

STATEMENT OF NET ASSETS

PRINCIPAL
 AMOUNT                                                                 MATURITY              INTEREST
  (000)                                                                   DATES                 RATES               VALUE
---------                                                          --------------------    ----------------      ----------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 34.50%

$  604  Federal Farm Credit Bank                                   12/11/01 to 03/07/02    4.300 to 4.500%@      $  593,283
 1,235  Federal Home Loan Bank                                     10/22/01 to 01/18/02    3.580 to 4.850@        1,215,965
 4,565  Federal Home Loan Bank                                     01/29/02 to 08/08/02    3.810 to 5.110         4,564,107
 8,176  Federal Home Loan Mortgage Corp.                           08/09/01 to 07/18/02    3.580 to 5.180@        8,069,366
 5,067  Federal National Mortgage Association                      08/16/01 to 03/05/02    3.620 to 5.035@        5,007,077
 2,000  Federal National Mortgage Association                            08/01/01              3.780*             1,999,737
 5,000  Student Loan Marketing Association                               08/07/01          4.011 to 4.061*        4,999,291
                                                                                                                 ----------
Total U.S. Government Agency Obligations (cost -- $26,448,826)                                                   26,448,826
                                                                                                                 ----------
CERTIFICATES OF DEPOSIT -- 12.39%

YANKEE -- 12.39%

 1,000  Barclays Bank PLC                                                08/01/01              3.740*               999,814
 2,500  Canadian Imperial Bank of Commerce                               08/01/01          3.800 to 3.860*        2,499,803
 3,000  Dexia Bank                                                 09/21/01 to 08/09/02    4.000 to 6.690         2,999,947
 1,000  National Westminster Bank PLC                                    06/24/02              4.230              1,000,083
 1,000  Royal Bank of Canada                                             07/05/02              4.105              1,000,045
 1,000  Svenska Handelsbanken                                            08/23/02              3.840              1,000,000
                                                                                                                 ----------
Total Certificates of Deposit (cost -- $9,499,692)                                                                9,499,692
                                                                                                                 ----------
COMMERCIAL PAPER@ -- 33.74%

ASSET BACKED - BANKING -- 8.31%

 2,580  Atlantis One Funding Corp.                                       09/20/01              3.640              2,566,957
 3,810  Stellar Funding Group, Inc.                                08/07/01 to 10/09/01    3.750 to 3.800         3,802,278
                                                                                                                 ----------
                                                                                                                  6,369,235
                                                                                                                 ----------
ASSET BACKED - MISCELLANEOUS -- 7.15%

 1,000  Falcon Asset Securitization Corp.                                10/15/01              4.430                990,771
 2,000  Giro Multi-Funding Corp.                                         08/03/01              3.800              1,999,578
 1,000  Pennine Funding                                                  08/22/01              3.730                997,824
 1,500  Receivables Capital Corp.                                        09/07/01              3.670              1,494,342
                                                                                                                 ----------
                                                                                                                  5,482,515
                                                                                                                 ----------
BANKING - DOMESTIC -- 4.68%

 1,700  CBA (Delaware) Finance, Inc.                                     08/09/01          4.500 to 4.800         1,698,287
 1,900  Societe Generale North America, Inc.                       08/14/01 to 11/13/01    3.870 to 3.960         1,887,533
                                                                                                                 ----------
                                                                                                                  3,585,820
                                                                                                                 ----------
CHEMICALS -- 1.30%

 1,000  Henkel Corp.                                                     08/10/01              3.980                999,005
                                                                                                                 ----------
DRUGS, HEALTH CARE -- 2.60%

 2,000  Bayer Corp.                                                      09/19/01              3.630              1,990,118
                                                                                                                 ----------
ELECTRONICS -- 2.61%

 2,000  Emerson Electric Co.                                             08/01/01              3.730              2,000,000
                                                                                                                 ----------
INSURANCE -- 1.30%

 1,000  General Re Corp.                                                  09/04/01             3.950                996,269
                                                                                                                 ----------
MACHINERY -- 0.58%

   449  Caterpillar Financial Services                                    08/24/01             3.700                447,939
                                                                                                                 ----------
TELECOMMUNICATIONS -- 5.21%

 3,000  BellSouth Corp.                                                   08/06/01             3.700              2,998,458
 1,000  Verizon Global Funding, Inc.                                      08/27/01             3.600                997,400
                                                                                                                 ----------
                                                                                                                  3,995,858
                                                                                                                 ----------
Total Commercial Paper (cost -- $25,866,759)                                                                     25,866,759
                                                                                                                 ----------

PRINCIPAL
 AMOUNT                                                                 MATURITY              INTEREST
  (000)                                                                   DATES                 RATES               VALUE
---------                                                          --------------------    ----------------      ----------
SHORT-TERM CORPORATE OBLIGATIONS -- 16.57%

ASSET BACKED - FINANCE -- 6.52%

$1,000  Beta Finance, Inc.                                               05/14/02              4.095%            $  999,961
 2,000  Beta Finance, Inc.                                               08/01/01              3.810*             1,999,898
 2,000  CC (USA), Inc.                                                   08/01/01              3.820*             2,000,000
                                                                                                                 ----------
                                                                                                                  4,999,859
                                                                                                                 ----------
BROKER/DEALER -- 8.74%

 1,000  Bear Stearns Cos., Inc.                                          08/01/01              4.564*             1,000,000
 2,000  CS First Boston, Inc.                                            08/01/01              3.985*             2,000,000
   700  Merrill Lynch & Co., Inc.                                        10/02/01              6.705                699,983
 1,000  Merrill Lynch & Co., Inc.                                        08/01/01              3.890*             1,000,000
 2,000  Morgan Stanley Dean Witter & Co.                                 08/15/02              3.855*             2,000,000
                                                                                                                 ----------
                                                                                                                  6,699,983
                                                                                                                 ----------
FINANCE - INDEPENDENT -- 1.31%

 1,000  National Rural Utilities Cooperative Finance Corp.               08/01/01              3.830*             1,000,000
                                                                                                                 ----------
Total Short-Term Corporate Obligations (cost -- $12,699,842)                                                     12,699,842
                                                                                                                 ----------
 NUMBER OF
  SHARES
   (000)
----------
MONEY MARKET FUNDS -- 3.23%

 1,823  AIM Liquid Assets Portfolio                                      08/01/01              3.880              1,822,813
     2  AIM Prime Portfolio                                              08/01/01              3.730                  2,490
   648  Provident Temporary Cash Portfolio                               08/01/01              3.800                647,918
                                                                                                                -----------
Total Money Market Funds (cost -- $2,473,221)                                                                     2,473,221
                                                                                                                -----------
Total Investments (cost -- $76,988,340) -- 100.43%                                                               76,988,340
Liabilities in excess of other assets -- (0.43)%                                                                   (330,965)
                                                                                                                -----------
Net Assets (applicable to 76,657,596 shares of beneficial interest
 outstanding equivalent to $1.00 per share) -- 100.00%                                                          $76,657,375
                                                                                                                ===========

--------------------

* Variable rate securities-maturity date reflects earlier of reset date or maturity date. The interest rates shown are the current rates as of July 31, 2001, and reset periodically.

@    Interest rates shown are discount rates at date of purchase.

                       Weighted Average Maturity --75 days

                 See accompanying notes to financial statements

STATEMENT OF OPERATIONS

                                                                            FOR THE YEAR
                                                                                ENDED
                                                                            JULY 31, 2001
                                                                          -----------------
INVESTMENT INCOME:
Interest                                                                     $4,316,202
                                                                             ----------
EXPENSES:
Investment management and administration fees                                   262,307
Transfer agency and related services fees                                       256,295
Reports and notices to shareholders                                              92,911
Professional fees                                                                56,913
Federal and state registration fees                                              35,208
Trustees' fees                                                                   26,250
Custody and accounting                                                            8,795
Amortization of organizational expenses                                           1,025
Other expenses                                                                   11,027
                                                                             ----------
                                                                                750,731
Less: Fee waivers and reimbursements from manager                              (375,953)
                                                                             ----------
Net expenses                                                                    374,778
                                                                             ----------
NET INVESTMENT INCOME                                                         3,941,424
NET REALIZED GAINS FROM INVESTMENT TRANSACTIONS                                     342
                                                                             ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                         $3,941,766
                                                                             ==========

STATEMENT OF CHANGES IN NET ASSETS

                                                                                 FOR THE YEARS ENDED JULY 31,
                                                                                 ----------------------------
                                                                                      2001          2000
                                                                                 ------------  --------------
FROM OPERATIONS:
Net investment income                                                             $ 3,941,424   $ 3,275,065
Net realized gains from investment transactions                                           342            66
                                                                                  -----------   -----------
Net increase in net assets resulting from operations                                3,941,766     3,275,131
                                                                                  -----------   -----------
DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income                                                              (3,941,424)   (3,275,065)
                                                                                  -----------   -----------
FROM BENEFICIAL INTEREST TRANSACTIONS:
Net increase in net assets from beneficial interest transactions                   11,136,276    18,347,064
                                                                                  -----------   -----------
Net increase in net assets                                                         11,136,618    18,347,130

NET ASSETS:
Beginning of year                                                                  65,520,757    47,173,627
                                                                                  -----------   -----------
End of year                                                                       $76,657,375   $65,520,757
                                                                                  ===========   ===========

                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     PACE Money Market Investments (the "Portfolio") is a diversified portfolio of PaineWebber PACE Select Advisors Trust (the "Trust"), which was organized as a Delaware business trust under the laws of the State of Delaware by Certificate of Trust dated September 9, 1994, as amended June 9, 1995 and thereafter, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company. The trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $0.001 per share.

     The Trust currently offers twelve portfolios available for investment each having its own investment objectives and policies. Shares of the Portfolio currently are available only to participants in the PaineWebber PACE(SM) Program.

     The Trust accounts separately for the assets, liabilities and operations for each portfolio. Expenses directly attributable to each portfolio are charged to that portfolio's operations; expenses which are applicable to all portfolios are allocated among them on a pro rata basis.

     The Trust incurred costs of approximately $1,138,000 in connection with the organization of the Trust and the registration of its shares. Such costs were deferred and were amortized using the straight-line method over the period of benefit, not to exceed five years, beginning with the commencement of operations of the Trust. Such costs have been fully amortized at July 31, 2001.

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires the Portfolio's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

     VALUATION AND ACCOUNTING FOR INVESTMENTS AND INVESTMENT INCOME--Investments are valued at amortized cost, which approximates market value, unless the Trust's board of trustees determines that this does not represent fair value. Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Premiums are amortized and discounts are accreted as adjustments to interest income and the identified cost of investments.

     REPURCHASE AGREEMENTS--The Portfolio's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Portfolio occasionally participates in joint repurchase agreement transactions with other funds managed by Brinson Advisors, Inc. ("Brinson Advisors," formerly known as Mitchell Hutchins Asset Management Inc.), the manager and administrator of the Portfolio. Brinson Advisors is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich, Switzerland and operations in many areas of the financial services industry.

   DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

     The ability of the issuers of debt securities held by the Portfolio to meet their obligations may be affected by economic developments particular to a specific industry or region.

INVESTMENT MANAGER AND ADMINISTRATOR

     The Trust has entered into an Investment Management and Administration Contract ("Management Contract") with Brinson Advisors. In accordance with the Management Contract, the Portfolio pays Brinson Advisors a management and administration fee, which is accrued daily and paid monthly, at an annual rate of 0.35% of the Portfolio's average daily net assets. At July 31, 2001 the Portfolio did not owe Brinson Advisors for management or administration fees.

     For the year ended July 31, 2001, Brinson Advisors agreed to waive $262,307 of its investment management and administration fees and reimburse the Portfolio $113,646 for certain operating expenses.

OTHER LIABILITIES

     At July 31, 2001, the Portfolio had dividends payable aggregating $110,276, a payable for shares of beneficial interest repurchased of $330,821 and a payable for investments purchased of $565,000.

FEDERAL TAX STATUS

     The Portfolio intends to distribute substantially all of its taxable income and to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Portfolio intends not to be subject to a federal excise tax.

MONEY MARKET INVESTMENTS INSURANCE BOND

     The Portfolio had an insurance bond that provided limited coverage for certain loss events involving certain money market instruments held by the Portfolio. These loss events include non-payment of principal or interest or a bankruptcy or insolvency of the issuer or credit enhancement provider (if any). The insurance bond provided for coverage up to $200 million for a number of funds with a deductible of 10 basis points (0.10%) of the total assets of the Portfolio for First Tier Securities and 50 basis points (0.50%) of the total assets of the Portfolio for Second Tier Securities, in each case determined as of the close of business on the first business day prior to the loss event. In the event of a loss covered under the insurance bond, the Portfolio would have expected to retain the security in its portfolio, rather than having to sell it at its current market value, until the date of payment of the loss, which is generally no later than the maturity of the security. While the policy was intended to provide some protection against credit risk and to help the Portfolio maintain a constant price per share of $1.00, there was no guarantee that the insurance would do so. For the year ended July 31, 2001, the Portfolio did not use this insurance bond.

SHARES OF BENEFICIAL INTEREST

     There are an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest, at $1.00 per share, were as follows:

                                                      FOR THE YEARS ENDED JULY 31,
                                                      ----------------------------
                                                           2001          2000
                                                      -------------  -------------
Shares sold                                             98,573,006    95,347,054
Shares repurchased                                     (91,327,283)  (80,153,026)
Dividends reinvested                                     3,890,553     3,153,036
                                                       -----------   -----------
Net increase in shares outstanding                      11,136,276    18,347,064
                                                       ===========   ===========

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

                                                                                       FOR THE YEARS ENDED JULY 31,
                                                                              ---------------------------------------------
                                                                                2001     2000      1999     1998     1997
                                                                              -------  -------   -------   -------  -------
Net asset value, beginning of year                                            $  1.00  $  1.00   $  1.00   $  1.00  $  1.00
                                                                              -------  -------   -------   -------  -------
Net investment income                                                            0.05     0.05      0.05      0.05     0.05
                                                                              -------  -------   -------   -------  -------
Dividends from net investment income                                            (0.05)   (0.05)    (0.05)    (0.05)   (0.05)
                                                                              -------  -------   -------   -------  -------
Net asset value, end of year                                                  $  1.00  $  1.00   $  1.00   $  1.00  $  1.00
                                                                              =======  =======   =======   =======  =======
Total investment return (1)                                                      5.44%    5.53%     4.85%     5.32%    5.13%
                                                                              =======  =======   =======   =======  =======
Ratios/Supplemental Data:
Net assets, end of year (000's)                                               $76,657  $65,521   $47,174   $25,493  $16,070
Expenses to average net assets, net of fee waivers and expense reimbursements    0.50%    0.50%     0.50%     0.50%    0.50%
Expenses to average net assets, before fee waivers and expense reimbursements    1.00%    0.95%     1.07%     1.20%    1.89%
Net investment income to average net assets, net of fee waivers and expense
   reimbursements                                                                5.26%    5.46%     4.70%     5.20%    5.04%
Net investment income to average net assets, before fee waivers and expense
   reimbursements.                                                               4.76%    5.01%     4.13%     4.50%    3.65%

-------------------

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include program fees; results would be lower if this fee was included.

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

Board of Trustees and Shareholders
PaineWebber PACE Select Advisors Trust

     We have audited the accompanying statement of net assets of PaineWebber PACE Money Market Investments (the "Portfolio") as of July 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with audit standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned at July 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of PaineWebber PACE Money Market Investments at July 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                        /s/ ERNST & YOUNG LLP

New York, New York
September 7, 2001

TAX INFORMATION (UNAUDITED)

     We are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Portfolio's fiscal year end (July 31, 2001) as to the federal tax status of distributions received by shareholders during such fiscal year. Accordingly, we are advising you that all of the distributions paid during the fiscal year were derived from net investment income. This entire amount is taxable as ordinary income, none of which qualifies for the dividends received deduction available to corporate shareholders.

     Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

     Because the Portfolio's fiscal year is not the calendar year, another notification will be sent in respect of calendar year 2001. The second notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2002. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Portfolio.

TRUSTEES

E. Garrett Bewkes, Jr.
CHAIRMAN

Margo N. Alexander

Richard Q. Armstrong

David J. Beaubien

Richard R. Burt

Meyer Feldberg

George W. Gowen

William W. Hewitt, Jr.

Morton L. Janklow

Frederic V. Malek

Carl W. Schafer

William D. White


PRINCIPAL OFFICERS

Brian M. Storms
PRESIDENT

Amy R. Doberman
VICE PRESIDENT AND SECRETARY

Paul H. Schubert
VICE PRESIDENT AND TREASURER

Susan P. Ryan
VICE PRESIDENT
INVESTMENT MANAGER, ADMINISTRATOR AND PRINCIPAL UNDERWRITER

Brinson Advisors, Inc.
51 West 52nd Street
New York, New York 10019


THIS REPORT IS NOT TO BE USED IN CONNECTION WITH THE OFFERING OF SHARES OF THE PORTFOLIO UNLESS ACCOMPANIED OR PRECEDED BY AN EFFECTIVE PROSPECTUS.

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